UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2013

Sunvalley Solar, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-8415633
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

398 Lemon Creek Dr., Suite A, Walnut, CA 91789
(Address of principal executive offices)

(909) 598-0618
(Issuer’s telephone number)

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – Corporate Governance And Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 14, 2013 our board of directors accepted the resignation of Anyork Lee as one of our directors. There were no known disagreements with Mr. Lee regarding our operations, policies, or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunvalley Solar, Inc.

/s/ Zhijian (James) Zhang

Zhijian (James) Zhang

Chief Executive Officer

Date: January 24, 2013

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